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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-19426, 33-32235, 33-32243, 33-37464, 33-42817,
33-51756, 2-60117, 2-80183, 2-61333, 2-89417, 33-50777, 33-59165, and 33-52197,
333-08116, 333-08497, 333-08118, 333-08495, 333-53973, 333-53995) of Storage
Technology Corporation of our report dated March 8, 2000 appearing on Page
F-23 of this Form 10-K.





PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 10, 2000